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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              June 20, 2005
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              Date of Report (Date of Earliest Event Reported)


                    Commission file number  -  2-63322
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                   INTERNATIONAL SHIPHOLDING CORPORATION
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            (Exact name of registrant as specified in its charter)


          Delaware                                    36-2989662
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(State or other jurisdiction of    (I.R.S. Employer Identification Number)
incorporation or organization)


650 Poydras Street         New Orleans, Louisiana                70130
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     (Address of principal executive offices)                 (Zip Code)


                               (504) 529-5461
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           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02 Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

Item 5.02(b) On June 20, 2005, the Company announced that Gary L. Ferguson, its Vice President and Chief Financial Officer, will retire effective June 30, 2005, having reached age 65 in March of 2005.

The Company plans to make a public announcement stating Mr. Ferguson's successor shortly.


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SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     INTERNATIONAL SHIPHOLDING CORPORATION

                              /s/ Erik F. Johnsen
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                                Erik F. Johnsen
                             Chairman of the Board



Date    June 24, 2005
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